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                                                                     EXHIBIT 23a


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 25, 1994 included (or incorporated by reference) in Washington Gas Light Company's Form 10-K for the year ended September 30, 1994 and to all references to our Firm included in this registration statement.




                                                /s/ ARTHUR ANDERSEN LLP


Washington, D.C.,
October 30, 1995